CERTIFICATIONS PURSUANT TO SECTION 906	EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Institutional Trust–Citi Institutional Enhanced Income Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.       The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2009 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.       The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners	Legg Mason Partners
Institutional Trust –	Institutional Trust –
Citi Institutional Enhanced Income Fund	Citi Institutional Enhanced Income Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: May 07, 2009	Date: May 07, 2009

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906	EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Master Portfolio Trust–Institutional Enhanced Portfolio (the “Registrant”), each certify to the best of his knowledge that:

     1.       The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2009 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.       The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Master Portfolio Trust–	Master Portfolio Trust–
Institutional Enhanced Portfolio	Institutional Enhanced Portfolio

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: May 07, 2009	Date: May 07, 2009

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.